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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 12, 2004
                        (Date of earliest event reported)


                              RIVIERA TOOL COMPANY

                              --------------------
             (Exact name of registrant as specified in its charter)



           Michigan                                 001-12673                           38-2828870
(State or other jurisdiction of             (Commission file number)         (I.R.S. Employer Identification
    incorporation) Number)
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            5460 Executive Parkway S.E., Grand Rapids, Michigan 49512
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (616) 698-2100


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

Effective November 12, 2004, Thomas H. Highley resigned as a member of the Board of Directors, Audit Committee and Compensation Committee.

Effective December 15, 2004, Leonard H. Wood resigned as a member of the Board of Directors in accordance with his planned retirement effective December 31, 2004.

The Company's Board of Directors consists of three members, two of which are independent.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 15, 2004


                                           Riviera Tool Company

                                           /s/ Kenneth K. Rieth
                                           -------------------------------------
                                           Kenneth K. Rieth
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)